Net loss per share (10Q)	9 Months Ended
Sep. 30, 2015
Net loss per share [Abstract]
Net loss per share

5.   Net loss per share

The Company calculates basic net loss per share based on the weighted average number of shares outstanding, and when applicable, diluted income per share, which is based on the weighted average number of shares and potential dilutive shares outstanding.

The following table lists shares and warrants that were excluded from the calculation of dilutive earnings per share as the exercise of such options and warrants and the conversion of such preferred shares would be anti-dilutive:

	For the Nine Months Ended
	September 30, 2015	September 30, 2014
Stock options	106,495	70,960
Warrants	237,822	173,814
Preferred shares as if converted
Series A-1 Preferred Stock	6,633	7,818
Series B Preferred Stock	304,430	275,888
Series C Preferred Stock	238,056	215,668
Series D-1 Preferred Stock	350,127	251,435
Series D-2 Preferred Stock	124,470	112,737